UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/09/2012

INNOSPEC INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-13879

Delaware	98-0181725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8375 South Willow Street, Littleton, Colorado, 80124
(Address of principal executive offices, including zip code)

303-792-5554
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On October 5, 2012, Innospec submitted a preliminary, non-binding proposal to acquire all outstanding shares of TPC Group, Inc. ("TPC") common stock for an all-cash price of $44 to $46 per share. Our proposal is subject to certain conditions, including completion of our due diligence, obtaining all necessary internal approvals, and negotiation of definitive documentation.

Based on our analysis of publicly available information to date, we believe Innospec's acquisition of TPC has the potential to augment our revenue and earnings growth through opportunities within TPC's existing businesses and also the potential to create additional value from the combination of TPC with Innospec's current operations.

We believe our offer represents a fair value for the TPC business.

We believe that Innospec could benefit from:

-        A complementary fit between TPC's Performance Products division (which produces key raw materials for fuel and lubricant additives) and Innospec's Fuel Specialties business,

-        A number of common customers in Innospec's Fuel Specialties business and TPC's C4 and Performance Products businesses, and

-        The ability to bring Innospec's global capabilities and relationships to TPC's businesses, and other potential synergies.

Innospec expects to fund the potential acquisition with a combination of debt financing and a preferred equity investment in Innospec by investment funds affiliated with Blackstone Capital Partners VI, L.P. Innospec plans to maintain leverage below 3x on a net debt to EBITDA basis, pro forma for the transaction.

It is not anticipated that any further developments will be disclosed with regard to these discussions and diligence review unless definitive agreements relating to the transaction are entered into.

A copy of the press release issued by the Company is attached as Exhibit 99.1 to this report.

Forward-Looking Statements

This report contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Such forward-looking statements frequently use or are accompanied by words like "expects," "anticipates," "may," "believes" or similar words or expressions and include, for example, statements which relate to operating performance, events or developments that we expect or anticipate will or may occur in the future, such as, without limitation, statements regarding the growth potential of and future financial performance that may result from the proposed transaction discussed herein. Although forward-looking statements are believed by management to be reasonable when made, they are subject to certain risks, uncertainties and assumptions, and our actual performance or results may differ materially from these forward-looking statements, including without limitation that the transaction described above may not be consummated or consummated on the terms described above, that the financing for the transaction described above may not be available or available on the terms described above, or that the synergies or potential benefits to Innospec described above may not be realized. Additional information regarding risks, uncertainties and assumptions relating to the Company and affecting our business operations and prospects are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, and other reports filed and to be filed with the U.S. Securities and Exchange Commission. You are urged to review our discussion of risks and uncertainties that could cause actual results to differ from forward-looking statements under the heading "Risk Factors" in such existing and future filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

Date: October 09, 2012	By:	/s/ David E. Williams
David E. Williams
Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated October 9, 2012